GlobalSpec Acquisition Supplemental Deck June 12, 2012 1

Copyright © 2012 IHS Inc. Safe harbor Statements in this presentation that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. They include, for example, statements about our business outlook, assessment of market conditions, anticipated trends in our business strategies, future plans, future sales, prices for our major products, capital spending, and tax rates. These forward-looking statements are not guarantees of future performance. They are based on management’s current expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. The risks and uncertainties relating to the forward-looking statements in this presentation include, but are not limited to, our ability to successfully integrate acquisitions and manage risks associated with changes in demand for our products and services as well as changes in our targeted industries, our ability to develop new products and services, pricing and other competitive pressures, changes in laws and regulations governing our business, and the other factors described under the caption “Risk Factors” in IHS Inc.’s most recent annual report on Form 10-K along with our other filings with the U.S. Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We are under no duty to update any of these forward-looking statements to conform our prior statements to actual results or revised expectations. -------------- Throughout this presentation, we refer to non-GAAP financial measures intended to supplement our financial statements that are based on U.S. generally accepted accounting principles (GAAP). Examples of non-GAAP measures include EBITDA, “Free Cash Flow,” and “Adjusted EBITDA.” Definitions of our non-GAAP measures, as well as reconciliations of comparable GAAP measures to non-GAAP measures, are provided with the schedules to our quarterly earnings releases. Our most recent non-GAAP reconciliations were furnished as an exhibit to a Form 8-K on March 22, 2012, and are available on our website (www.ihs.com). 2

Copyright © 2012 IHS Inc. 3 The acquisition of GlobalSpec will transform our Product Design offerings  Transforming a core business representing ~15% of total annual revenue defined primarily by the specifications and standards (royalty-based) portion of our legacy Product Lifecycle (PLC) business  Acquiring an active online community of 7 million engineers globally, representing a blueprint to create IHS user communities across other workflows  Creating a proprietary, integrated, seamless workflow of industry-leading engineering information and analytics  Paying a strategic EBITDA multiple to acquire  Asset expected to boost organic growth rate of existing legacy business from current mid-single-digit rate to sustainable, long-term double-digit growth rate while also expanding IHS Adjusted EBITDA margins  Leveraging IHS global scale in sales and market presence to create strategic synergies and drive revenue growth

Strategic development of a key workflow will enhance the financial trajectory of significant revenue stream



$500
$0
Revenue in millions ($)
IHS Product Design Workflow
Legacy IHS PLC Business
2011
2012
2013
2014
2015

Legacy Royalty-based PLC Business:

- ~15% of IHS annual revenue growing organically at a consistent mid-single-digit rate
- Primarily royalty-based revenue (Specs & Stds business) with dilutive adjusted EBITDA margins of ~25%

IHS Product Design Workflow Solutions:

- Transforming offerings and solutions over three years to deliver double-digit organic revenue growth
- Subscription-based offerings and organic growth accelerate margin expansion

Copyright © 2012 IHS Inc.

Copyright © 2012 IHS Inc. Convergence of Information, Research & Analysis, and Workflow Tools 5 Information Insight & Analytics Workflow Tools & Technology Companies spend > $10B annually on information, insight and software to support 7 million engineers IHS strategy will create an integrated Product Design solution with: • Comprehensive access to information, knowledge and best practices • Ground-breaking insight and tools to support engineering decision-making • A new high-value and high-growth set of product offerings • Significant synergies across products to drive cross-sell, up-sell and new growth BROADEN BUILD-OUT ENHANCE & DEVELOP IHS Strategy